EXHIBIT 32.1



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE)



Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Patron Systems, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

1. the 10-QSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 21, 2005                 /S/ ROBERT CROSS
                                        ----------------------------------------
                                        Robert Cross

                                        Chief Executive Officer
                                        & Acting Chief Financial Officer